Other Assets	12 Months Ended
Dec. 31, 2021
Other Assets [Abstract]
Other Assets

Note 8 — Other Assets

As of December 31, 2021, the balance of other assets was primarily comprised of long-term portion of the value of January 2021 Call Options issued for service (see Note 15 for detail), amounted to $1,145,400.

As of December 31, 2020, the balance of other assets was primarily comprised of advance payment for purchasing eight copyrighted trading software in the amount of $5,950,000. In December 2020, the Group entered into an asset acquisition agreement with Hangzhou Lanlian Technology Co., Ltd (“Lanlian”), in a single transaction, to acquire eight separate copyrighted trading software programs (“Assets Portfolio”) for CFD trading business. The acquisition was closed on June 30, 2021. The aggregate purchase price for the Assets Portfolio was $8,000,000. In addition, as a result of Assignments No. 1 entered into as discussed in Note 7, the aggregate purchase price was fully settled.